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                                                                     EXHIBIT 4.1

                       [FRONT SIDE OF STOCK CERTIFICATE]
COMMON STOCK                                               COMMON STOCK

      NUMBER                                               SHARES

INCORPORATED UNDER THE LAWS                 THIS CERTIFICATE IS TRANSFERRABLE IN
OF THE STATE OF DELAWARE                                 NEW YORK, NY

                            MIPS TECHNOLOGIES, INC.

THIS IS TO CERTIFY THAT                                    CUSIP

                                                           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

MIPS Technologies, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated                                       COUNTERSIGNED AND REGISTERED:
                                            [                           ]
                                                         TRANSFER AGENT
                                                         AND REGISTRAR
                                            By

CHAIRMAN AND CHIEF EXECUTIVE OFFICER        Authorized Signature
           SECRETARY

                                 [CORPORATE SEAL]______________________
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                      [REVERSE SIDE OF STOCK CERTIFICATE]

                            MIPS Technologies, Inc.


     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -  _____Custodian________
                                                          (Cust)        (Minor)
                                                   under Uniform gifts to Minors
TEN ENT - as tenants in the entireties             Act__________________________
                                                              (State)

UT TEN - as joint tenants with the right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________
______________________________________
______________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


________________
Dated

                                         ________________________

           Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.